Vanguard Tax-Managed International Fund

Supplement to the Prospectus and Summary Prospectus Dated July 29, 2013

Changes to Fund Name, Investment Objective, and Primary Investment Strategies

The board of trustees of Vanguard Tax-Managed Funds® (the Trust) has approved changes to the fund name, investment objective, and primary investment strategies of Vanguard Tax-Managed International Fund (the Fund), a series of the Trust.

The Fund’s investment objective is not fundamental, which means that the board of trustees may change it, as well as the Fund’s primary investment strategies, without shareholder approval.

The following changes will take effect immediately after the closing of the reorganization of Vanguard Developed Markets Index Fund (a series of Vanguard STAR® Funds) into the Tax-Managed International Fund, which is expected to occur on or about April 4, 2014. The reorganization, which was previously approved by the boards of trustees of the Trust and of Vanguard STAR Funds, will consolidate the assets of the Funds in order to simplify the Vanguard fund lineup. It is anticipated that the reorganization will allow the combined Fund to benefit by eliminating duplicative expenses and spreading fixed costs over a larger asset base. Prior to the closing of the reorganization, the Fund is expected to begin the process of aligning its assets in order to comply with its new investment objective and strategy. The transaction costs associated with the realignment are expected to be immaterial.

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Prospectus and Summary Prospectus Text Changes

The Fund will be renamed Vanguard Developed Markets Index Fund.

The text under “Investment Objective” will be replaced with the following:

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific Region.

The text under “Primary Investment Strategies” will be replaced with the following:

The Fund employs an indexing investment approach designed to track the performance of the FTSE Developed ex North America Index, which includes approximately 1,383 common stocks of companies located in developed countries of Europe, Australia, Asia, and the Far East. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Prospectus Text Changes

In the More on the Fund(s) section, the following will be added under “Other Investment Policies and Risks”:

The Fund may engage, only to a limited extent and only if doing so is considered to be in the best interest of the Fund, in strategies designed to minimize taxable distributions by the Fund or to limit undesirable tax characteristics of the Fund’s assets.

The Fund is not in any way sponsored, endorsed, sold, or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”), and none of the Licensor Parties make any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE Developed ex North America Index (the “Index”) (upon which the Fund will be based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Vanguard or to its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. All rights in the Index vest in FTSE. “FTSE®” is a trademark of LSEG and is used by FTSE under license.

© 2013 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

PS 127A 112013